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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21799

Evergreen International Balanced Income Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1 - Reports to Stockholders.

Evergreen International Balanced Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
37	AUTOMATIC DIVIDEND REINVESTMENT PLAN
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

The fund has filed with the New York Stock Exchange (“NYSE”) its chief executive officer certification regarding compliance with the NYSE’s listing standards and has filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Balanced Income Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen International Balanced Income Fund sought a high level of income, primarily through investments in the stocks of stable, high-dividend foreign corporations, with a healthy allocation to foreign debt securities as well. To add to potential income, this closed-end fund also wrote call options on international indexes.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,			Year Ended April 30,

	2009	2008	2007[1]	2007	2006[2]

Net asset value, beginning of period	$13.88	$22.65	$21.61	$20.59	$19.10 [3]

Income from investment operations
Net investment income	0.76	1.08	0.50	0.84	0.39
Net realized and unrealized gains or losses on investments	2.78	(8.10)	1.41	1.93	1.83

Total from investment operations	3.54	(7.02)	1.91	2.77	2.22

Distributions to shareholders from
Net investment income	(0.52)	(1.28)	(0.47)	(1.09)	(0.69)
Net realized gains	0	(0.43)	(0.40)	(0.66)	0
Tax basis return of capital	(0.78)	(0.04)	0	0	0

Total distributions to shareholders	(1.30)	(1.75)	(0.87)	(1.75)	(0.69)

Offering costs charged to capital	0	0	0	0	(0.04)

Net asset value, end of period	$16.12	$13.88	$22.65	$21.61	$20.59

Market value, end of period	$13.84	$11.93	$22.15	$22.06	$19.07

Total return based on market value[4]	29.49%	(40.54)%	4.62%	26.00%	(1.16)%

Ratios and supplemental data
Net assets, end of period (thousands)	$186,593	$160,610	$262,092	$249,600	$235,819
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.19%	1.20%	1.14%[5]	1.20%	1.20%[5]
Expenses excluding waivers/reimbursements and expense reductions	1.19%	1.20%	1.14%[5]	1.29%	1.27%[5]
Net investment income	5.39%	5.51%	4.61%[5]	4.12%	3.96%[5]
Portfolio turnover rate	78%	67%	39%	90%	42%

1	For the six months ended October 31, 2007. The Fund changed its fiscal year end from April 30 to October 31, effective October 31, 2007.
2	For the period from October 31, 2005 (commencement of operations), to April 30, 2006.
3	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
4

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

5	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2009

	Principal Amount	Value

CORPORATE BONDS 0.4%
FINANCIALS 0.2%
Capital Markets 0.2%
BP Capital Markets plc, 5.25%, 11/07/2013	$400,000	$441,863

INDUSTRIALS 0.2%
Commercial Services & Supplies 0.2%
ARAMARK Corp., 8.50%, 02/01/2015	350,000	355,250

Total Corporate Bonds (cost $772,801)		797,113

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 15.0%
CONSUMER DISCRETIONARY 0.6%
Hotels, Restaurants & Leisure 0.1%
Royal Caribbean Cruises, Ltd., 5.625%, 01/27/2014 EUR	255,000	324,609

Media 0.5%
Central European Media Enterprises, Ltd., Class A, FRN, 3.10%, 05/15/2014 EUR	500,000	540,832
UPC Holding BV, 8.00%, 11/01/2016 EUR	250,000	355,036

		895,868

CONSUMER STAPLES 1.2%
Beverages 0.4%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	300,000	495,452
Central European Distribution Corp., 8.00%, 07/25/2012 EUR	200,000	298,745

		794,197

Food & Staples Retailing 0.4%
Casino Guichard-Perrachon SA, 6.375%, 04/04/2013 EUR	500,000	796,865

Food Products 0.1%
Nestle SA, 5.50%, 11/18/2009 AUD	70,000	63,021

Tobacco 0.3%
Imperial Tobacco Group plc, 8.375%, 02/17/2016 EUR	300,000	523,013

ENERGY 0.4%
Energy Equipment & Services 0.4%
Tesco plc, 4.75%, 04/13/2010 EUR	500,000	746,723

FINANCIALS 9.5%
Capital Markets 3.3%
Ahold Finance USA, Inc., 6.50%, 03/14/2017 GBP	200,000	360,307
Ambev International Finance Co., Ltd., 9.50%, 07/24/2017 BRL	5,000,000	2,767,370
Goldman Sachs Group, Inc., 4.50%, 01/30/2017 EUR	550,000	812,075
Merrill Lynch & Co., Inc., 10.71%, 03/08/2017 BRL	2,000,000	1,070,996
Morgan Stanley, 10.09%, 05/03/2017 BRL	2,000,000	1,044,505

		6,055,253

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
FINANCIALS continued
Commercial Banks 4.4%
KfW Bankengruppe:
4.875%, 01/15/2013 GBP	235,000	$413,931
15.50%, 01/25/2010 TRY	2,450,000	1,664,582
Kommunalbanken AS, 6.00%, 02/25/2011 AUD	5,900,000	5,361,923
Landwirtschaftliche Rentenbank, 5.75%, 01/21/2015 AUD	850,000	746,654

		8,187,090

Consumer Finance 0.5%
SLM Corp., 5.375%, 12/15/2010 GBP	185,000	288,019
Virgin Media Finance plc, 9.75%, 04/15/2014 GBP	160,000	274,417
Wind Acquisition Finance SpA, 9.75%, 12/01/2015 EUR	250,000	399,185

		961,621

Diversified Financial Services 1.3%
ABB International Finance, Ltd., 4.625%, 06/06/2013 EUR	1,000,000	1,550,380
Dubai Holding Commercial Operations Group, LLC:
4.75%, 01/30/2014 EUR	450,000	566,217
6.00%, 02/01/2017 GBP	250,000	341,585

		2,458,182

INDUSTRIALS 1.1%
Aerospace & Defense 0.4%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	500,000	750,542

Commercial Services & Supplies 0.4%
Iron Mountain, Inc., 6.75%, 10/15/2018 EUR	450,000	655,620

Machinery 0.3%
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	400,000	562,171

MATERIALS 0.8%
Chemicals 0.4%
Rockwood Specialties Group, Inc., 7.625%, 11/15/2014 EUR	450,000	673,832

Containers & Packaging 0.3%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	390,000	562,465

Metals & Mining 0.1%
New World Resources NV, 7.375%, 05/15/2015 EUR	200,000	274,463

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	450,000	701,977
Telecom Italia SpA, 7.25%, 04/24/2012 EUR	700,000	1,132,924

		1,834,901

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
UTILITIES 0.4%
Multi-Utilities 0.4%
Veolia Environnement SA, 4.375%, 01/16/2017 EUR	530,000	$785,801

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $24,817,115)		27,906,237

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 13.8%
Brazil, 10.25%, 01/10/2028 BRL	2,200,000	1,251,987
Canada, 6.25%, 06/15/2015 NZD	5,600,000	4,002,046
Korea:
5.25%, 09/10/2015 KRW	4,700,000,000	4,020,151
5.25%, 03/10/2027 KRW	1,903,000,000	1,556,568
Malaysia, 4.24%, 02/07/2018 MYR	11,450,000	3,367,169
Mexico, 10.00%, 12/05/2024 MXN	70,230,000	6,116,785
Morocco, 5.375%, 06/27/2017 EUR	450,000	684,226
Norway, 4.25%, 05/19/2017 NOK	23,000,000	4,104,993
Peru, 7.50%, 10/14/2014 EUR	250,000	409,671
Ukraine, 4.95%, 10/13/2015 EUR	250,000	261,218

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $28,296,416)		25,774,814

YANKEE OBLIGATIONS – CORPORATE 1.7%
CONSUMER DISCRETIONARY 0.3%
Multiline Retail 0.3%
Marks & Spencer Group plc, 6.25%, 12/01/2017	$500,000	501,502

CONSUMER STAPLES 0.3%
Food & Staples Retailing 0.3%
Tesco plc, 5.50%, 11/15/2017	500,000	528,591

FINANCIALS 0.4%
Commercial Banks 0.2%
Eurasian Development Bank, 7.375%, 09/29/2014 144A	500,000	520,051

Consumer Finance 0.2%
Virgin Media Finance plc, 9.125%, 08/15/2016	330,000	341,550

UTILITIES 0.7%
Electric Utilities 0.7%
E.ON AG, 5.80%, 04/30/2018	1,200,000	1,313,583

Total Yankee Obligations – Corporate (cost $2,901,964)		3,205,277

YANKEE OBLIGATIONS – GOVERNMENT 0.7%
Colombia, 7.375%, 03/18/2019	600,000	681,600
Georgia, 7.50%, 04/15/2013	250,000	245,202
Philippines, 8.00%, 01/15/2016	350,000	406,875

Total Yankee Obligations – Government (cost $1,225,457)		1,333,677

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 59.7%
CONSUMER DISCRETIONARY 5.2%
Auto Components 0.3%
Nokian Renkaat Oyj	Finland	22,527	$480,546

Automobiles 0.8%
Daimler AG	Germany	17,857	869,232
Isuzu Motors, Ltd. *	Japan	277,000	576,121

			1,445,353

Household Durables 0.8%
Bovis Homes Group plc *	United Kingdom	34,270	231,085
Makita Corp.	Japan	38,000	1,270,498

			1,501,583

Internet & Catalog Retail 0.7%
N. Brown Group plc	United Kingdom	315,626	1,349,180

Media 1.7%
Pearson plc	United Kingdom	69,673	948,282
Vivendi SA	France	43,833	1,214,090
Wolters Kluwer NV	Netherlands	21,170	472,354
WPP plc	United Kingdom	70,265	630,131

			3,264,857

Multiline Retail 0.4%
PPR SA	France	6,766	738,110

Specialty Retail 0.5%
Inditex SA	Spain	16,889	991,368

CONSUMER STAPLES 8.1%
Beverages 1.8%
Anheuser-Busch InBev NV	Belgium	42,369	1,991,169
Carlsberg AS, Class B	Denmark	11,357	793,909
Foster’s Group, Ltd.	Australia	130,081	633,732

			3,418,810

Food Products 2.4%
Nestle SA	Switzerland	28,139	1,308,042
Unilever NV	Netherlands	100,198	3,085,888

			4,393,930

Household Products 1.4%
McBride plc	United Kingdom	210,429	768,059
Reckitt Benckiser Group plc	United Kingdom	38,534	1,915,916

			2,683,975

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 2.5%
British American Tobacco plc	United Kingdom	80,273	$2,563,061
Imperial Tobacco Group plc	United Kingdom	42,062	1,239,578
Swedish Match AB	Sweden	39,301	815,146

			4,617,785

ENERGY 4.6%
Energy Equipment & Services 1.2%
Fred. Olsen Energy ASA	Norway	23,110	895,388
Technip SA	France	13,836	871,273
Transocean, Ltd. *	Switzerland	4,716	395,719

			2,162,380

Oil, Gas & Consumable Fuels 3.4%
BG Group plc	United Kingdom	34,815	600,183
Canadian Natural Resources, Ltd.	Canada	11,557	749,995
EnCana Corp.	Canada	25,993	1,441,320
Statoil-Hydro ASA	Norway	25,816	612,219
Total SA	France	51,046	3,039,623

			6,443,340

FINANCIALS 12.5%
Capital Markets 1.1%
ICAP plc	United Kingdom	152,573	1,015,996
Man Group plc	United Kingdom	207,000	1,047,060

			2,063,056

Commercial Banks 3.9%
Banco Santander SA	Spain	36,977	595,214
Bank Leumi Le-Israel BM *	Israel	212,958	825,745
Danske Bank AS *	Denmark	12,200	281,452
HSBC Holdings plc – London Exchange	United Kingdom	203,984	2,257,331
Nordea Bank AB	Sweden	84,000	919,054
Sparebanken Nord-Norge	Norway	51,900	1,075,656
Standard Chartered plc	United Kingdom	39,977	981,684
Svenska Handelsbanken, Ser. A	Sweden	14,000	367,993

			7,304,129

Diversified Financial Services 2.3%
ASX, Ltd.	Australia	42,047	1,259,440
Deutsche Boerse AG	Germany	14,930	1,210,838
Guoco Group, Ltd.	Bermuda	76,000	851,685
Hellenic Exchanges Holding SA	Greece	73,576	1,038,768

			4,360,731

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 4.7%
AMP, Ltd.	Australia	111,097	$580,308
AXA SA	France	22,309	554,405
Lancashire Holdings plc	Bermuda	153,818	1,272,583
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	16,455	2,609,852
Sampo Oyj, Class A	Finland	26,368	631,186
Scor SE	France	24,358	620,582
Suncorp-Metway, Ltd.	Australia	78,058	607,333
Zurich Financial Services AG	Switzerland	7,918	1,812,678

			8,688,927

Real Estate Investment Trusts (REITs) 0.5%
Nippon Building Fund, Inc.	Japan	64	528,406
Parkway Life	Singapore	7,577	6,578
Westfield Group Australia	Australia	32,290	345,649

			880,633

HEALTH CARE 3.6%
Health Care Equipment & Supplies 0.2%
Fresenius SE	Germany	6,329	314,845

Health Care Providers & Services 0.4%
Parkway Holdings, Ltd.	Singapore	412,273	738,026

Pharmaceuticals 3.0%
AstraZeneca plc	United Kingdom	19,730	886,810
Bayer AG	Germany	11,526	798,348
GlaxoSmithKline plc	United Kingdom	92,859	1,907,001
Novartis AG	Switzerland	16,707	871,491
Roche Holding AG	Switzerland	7,271	1,164,973

			5,628,623

INDUSTRIALS 6.0%
Air Freight & Logistics 0.9%
Oesterreichische Post AG	Austria	56,450	1,648,744

Building Products 0.5%
Assa Abloy AB, Class B	Sweden	49,000	872,001

Construction & Engineering 0.3%
Skanska AB, B Shares	Sweden	42,200	630,483

Machinery 0.9%
Sandvik AB	Sweden	68,000	766,515
Sumitomo Heavy Industries, Ltd. *	Japan	199,000	896,097

			1,662,612

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Professional Services 1.9%
Hays plc	United Kingdom	697,994	$1,119,490
Monster Worldwide, Inc. *	United States	80,445	1,168,062
Randstad Holding NV *	Netherlands	15,564	591,882
USG People NV *	Netherlands	32,353	562,333

			3,441,767

Trading Companies & Distributors 0.7%
Ashtead Group plc	United Kingdom	542,726	712,376
Travis Perkins plc *	United Kingdom	42,952	528,677

			1,241,053

Transportation Infrastructure 0.8%
Brisa-Autoestradas de Portugal SA	Portugal	45,063	443,705
MAP Group – Australian Exchange	Australia	428,998	1,098,207

			1,541,912

INFORMATION TECHNOLOGY 1.7%
Internet Software & Services 0.3%
Netease.com, Inc. *	Cayman Islands	17,064	659,012

Office Electronics 0.6%
Neopost	France	12,529	1,097,377

Semiconductors & Semiconductor Equipment 0.8%
Elpida Memory, Inc.	Japan	45,300	619,766
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	165,441	300,910
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	54,343	518,432
United Microelectronics Corp. *	Taiwan	2	1

			1,439,109

MATERIALS 2.8%
Chemicals 0.9%
Akzo Nobel NV	Netherlands	29,920	1,768,172

Containers & Packaging 0.2%
Rexam plc	United Kingdom	77,741	353,410

Metals & Mining 1.6%
Barrick Gold Corp.	Canada	18,000	648,103
BHP Billiton, Ltd.	Australia	34,939	1,147,298
voestalpine AG	Austria	35,021	1,193,670

			2,989,071

Paper & Forest Products 0.1%
Stora Enso Oyj, Class R	Finland	20,800	157,880

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 8.5%
Diversified Telecommunication Services 6.6%
Belgacom SA	Belgium	20,337	$762,795
France Telecom	France	56,953	1,408,213
Hellenic Telecommunications Organization SA *	Greece	119,957	2,007,528
Hrvatske Telekom SP, GDR 144A	Croatia	10,000	562,000
KT Corp.	South Korea	18,570	606,761
KT Corp., ADR	South Korea	39,540	634,617
Maroc Telecom	Morocco	47,703	904,204
Tele Norte Leste Participacoes SA, ADR	Brazil	32,858	626,274
Telecom Corp. of New Zealand, Ltd.	New Zealand	559,556	1,013,217
Telefonica SA	Spain	107,851	3,010,329
TeliaSonera AB	Sweden	129,500	865,460

			12,401,398

Wireless Telecommunication Services 1.9%
China Mobile, Ltd.	Hong Kong	192,500	1,802,556
Mobistar SA	Belgium	11,797	810,336
StarHub, Ltd.	Singapore	651,500	871,866

			3,484,758

UTILITIES 6.7%
Electric Utilities 2.2%
E.ON AG	Germany	9,636	368,324
Electricite de France SA	France	8,217	456,964
Fortum Oyj	Finland	28,037	663,426
Sechilienne-Sidec	France	29,111	1,178,745
TERNA SpA	Italy	352,542	1,397,330

			4,064,789

Gas Utilities 1.0%
Snam Rete Gas SpA	Italy	398,778	1,934,733

Independent Power Producers & Energy Traders 0.1%
Iberdrola Renovables SA	Spain	59,062	262,498

Multi-Utilities 2.8%
GDF Suez SA	France	22,562	944,247
National Grid plc	United Kingdom	202,195	2,010,432
RWE AG	Germany	16,575	1,451,349
Suez Environnement SA	France	38,355	853,478

			5,259,506

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Water Utilities 0.6%
Pennon Group plc	United Kingdom	82,674	$615,080
Severn Trent plc	United Kingdom	25,895	404,262

			1,019,342

Total Common Stocks (cost $113,490,831)			111,399,814

PREFERRED STOCKS 1.3%
CONSUMER DISCRETIONARY 0.3%
Textiles, Apparel & Luxury Goods 0.3%
Hugo Boss AG, Var. Rate Pfd.	Germany	16,739	624,165

FINANCIALS 0.7%
Capital Markets 0.6%
Credit Suisse Group AG, Var. Rate Pfd.	United Kingdom	45,000	1,117,012

Insurance 0.1%
Allianz SE, Var. Rate Pfd.	Germany	9,000	213,750

HEALTH CARE 0.3%
Health Care Equipment & Supplies 0.3%
Fresenius AG, Var. Rate Pfd.	Germany	8,734	506,990

Total Preferred Stocks (cost $2,388,464)			2,461,917

RIGHTS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Fortis NV * (cost $0)	Belgium	8,064	24

OTHER 1.8%
Bell Aliant Regional Communications Income Fund	Canada	76,652	1,905,586
Bell Aliant Regional Communications Income Fund 144A	Canada	5,263	130,839
Yellow Pages Income Fund	Canada	250,727	1,241,991

Total Other (cost $3,260,478)			3,278,416

SHORT-TERM INVESTMENTS 5.2%
MUTUAL FUND SHARES 5.2%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø (cost $9,623,610)	United States	9,623,610	9,623,610

Total Investments (cost $186,777,136) 99.6%			185,780,899
Other Assets and Liabilities 0.4%			811,754

Net Assets 100.0%			$186,592,653

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
AUD	Australian Dollar
BRL	Brazil Real
EUR	Euro
FRN	Floating Rate Note
GBP	Great British Pound
GDR	Global Depository Receipt
KRW	Republic of Korea Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
TRY	Turkish Lira

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

United Kingdom	16.2%
France	8.2%
Norway	6.8%
Germany	6.7%
Canada	6.2%
Netherlands	5.8%
United States	4.1%
South Korea	3.9%
Mexico	3.5%
Australia	3.3%
Switzerland	3.2%
Sweden	3.0%
Spain	2.8%
Brazil	2.6%
Japan	2.2%
Belgium	2.0%
Malaysia	1.9%
Italy	1.9%
Greece	1.7%
Austria	1.6%
Bermuda	1.5%
Finland	1.1%
Luxembourg	1.1%
Hong Kong	1.0%
Denmark	1.0%
Singapore	0.9%
Morocco	0.9%
Cayman Islands	0.9%
New Zealand	0.6%
Israel	0.5%
Taiwan	0.5%
Colombia	0.4%
South Africa	0.3%
Croatia	0.3%
Kazakhstan	0.3%
Portugal	0.3%
Peru	0.2%
Philippines	0.2%
Liberia	0.2%
Ukraine	0.1%
Georgia	0.1%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows portfolio composition as a percent of total long-term investments as of October 31, 2009:

Financials	24.7%
Foreign Bonds – Government	14.6%
Consumer Staples	10.1%
Telecommunication Services	10.1%
Utilities	8.3%
Industrials	7.6%
Consumer Discretionary	6.9%
Energy	5.3%
Health Care	4.1%
Materials	3.8%
Information Technology	1.8%
Yankee Obligations – Government	0.8%
Other	1.9%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of October 31, 2009 (unaudited):

AAA	22.8%
AA	7.5%
A	38.6%
BBB	17.0%
BB	6.1%
B	8.0%

100.0%

The following table shows the percent of total bonds based on effective maturity as of October 31, 2009 (unaudited):

Less than 1 year	7.5%
1 to 3 year(s)	11.6%
3 to 5 years	11.0%
5 to 10 years	55.1%
10 to 20 years	14.8%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $177,153,526)	$176,157,289
Investments in affiliated issuers, at value (cost $9,623,610)	9,623,610

Total investments	185,780,899
Foreign currency, at value (cost $1,092,339)	1,072,179
Receivable for securities sold	7,537,935
Dividends and interest receivable	1,747,716
Unrealized gains on forward foreign currency exchange contracts	38,769

Total assets	196,177,498

Liabilities
Dividends payable	749,311
Payable for securities purchased	8,650,224
Written options, at value (premiums received $661,852)	66,825
Advisory fee payable	14,849
Due to other related parties	782
Accrued expenses and other liabilities	102,854

Total liabilities	9,584,845

Net assets	$186,592,653

Net assets represented by
Paid-in capital	$211,223,684
Overdistributed net investment income	(872,355)
Accumulated net realized losses on investments	(23,453,206)
Net unrealized losses on investments	(305,470)

Net assets	$186,592,653

Net asset value per share
Based on $186,592,653 divided by 11,572,378 common shares issued and outstanding (unlimited number of shares authorized)	$16.12

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $587,324)	$6,251,643
Interest (net of foreign withholding taxes of $8,355)	4,383,698
Securities lending	69,453
Income from affiliated issuers	32,294

Total investment income	10,737,088

Expenses
Advisory fee	1,549,195
Administrative services fee	81,537
Transfer agent fees	27,203
Trustees’ fees and expenses	3,429
Printing and postage expenses	53,628
Custodian and accounting fees	156,265
Professional fees	53,979
Other	18,026

Total expenses	1,943,262
Less: Expense reductions	(17)

Net expenses	1,943,245

Net investment income	8,793,843

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(27,878,412)
Foreign currency related transactions	2,842,799
Written options	1,688,148

Net realized losses on investments	(23,347,465)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	57,514,372
Foreign currency related transactions	(1,915,690)
Written options	25,087

Net change in unrealized gains or losses on investments	55,623,769

Net realized and unrealized gains or losses on investments	32,276,304

Net increase in net assets resulting from operations	$41,070,147

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009	2008

Operations
Net investment income	$8,793,843	$12,521,053
Net realized gains or losses on investments	(23,347,465)	4,956,609
Net change in unrealized gains or losses on investments	55,623,769	(98,712,388)

Net increase (decrease) in net assets resulting from operations	41,070,147	(81,234,726)

Distributions to shareholders from
Net investment income	(6,003,501)	(14,870,626)
Net realized gains	0	(4,922,354)
Tax basis return of capital	(9,083,986)	(454,053)

Total distributions to shareholders	(15,087,487)	(20,247,033)

Total increase (decrease) in net assets	25,982,660	(101,481,759)
Net assets
Beginning of period	160,609,993	262,091,752

End of period	$186,592,653	$160,609,993

Overdistributed net investment income	$(872,355)	$(3,713,193)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Balanced Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on August 16, 2005 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to provide a high level of income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and

NOTES TO FINANCIAL STATEMENTS continued

ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis

NOTES TO FINANCIAL STATEMENTS continued

and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. During the year ended October 31, 2009, the following amounts were reclassified:

Overdistributed net investment income	$50,496
Accumulated net realized losses on investments	(50,496)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities.

First International Advisers, LLC, an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Effective at the close of business on November 17, 2008, Analytic Investors, LLC no longer served as the investment sub-advisor managing the Fund’s option strategy. Analytic Investors, LLC was paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended October 31, 2009 and the year ended October 31, 2008, the Fund did not issue any new shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $121,376,972 and $125,078,991, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS continued

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$6,841,534	$104,558,280	$0	$111,399,814
Preferred stocks	837,915	1,624,002	0	2,461,917
Rights	0	24	0	24
Other	3,147,577	130,839	0	3,278,416
Corporate debt securities	0	31,908,627	0	31,908,627
Debt securities issued by foreign governments	0	27,108,491	0	27,108,491
Short-term investments	9,623,610	0	0	9,623,610

	$20,450,636	$165,330,263	$0	$185,780,899

Further details on the major security types listed above can be found in the Schedule of Investments.

As of October 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$(10,094)	$(17,962)	$(28,056)

*	Other financial instruments include forward contracts and written options.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other Financial Instruments

Balance as of November 1, 2008	$0
Realized gains or losses	(180,040)
Change in unrealized gains or losses	49,371
Net purchases (sales)	112,707
Transfers in and/or out of Level 3	0

Balance as of October 31, 2009	$(17,962)

Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2009	$49,371

NOTES TO FINANCIAL STATEMENTS continued

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $186,879,740. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,441,047 and $10,539,888, respectively, with a net unrealized depreciation of $1,098,841.

As of October 31, 2009, the Fund had $23,144,190 in capital loss carryovers for federal income tax purposes expiring in 2017.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009, the Fund entered into forward foreign currency exchange contracts for hedging purposes.

At October 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at October 31, 2009	In Exchange for	U.S. Value at October 31, 2009	Unrealized Gain (Loss)

11/25/2009	1,257,645 EUR	$1,850,721	2,735,000 TRY	$1,811,952	$38,769

The Fund had average market values of $4,749,680 and $1,220,594 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2009.

During the year ended October 31, 2009, the Fund entered into written options for speculative purposes.

During the year ended October 31, 2009, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at 10/31/2008	2,242	$1,413,843
Options written	24,959	9,121,179
Options expired	(16,708)	(6,830,038)
Options closed	(8,149)	(3,043,132)

Options outstanding at 10/31/2009	2,344	$661,852

NOTES TO FINANCIAL STATEMENTS continued

Open call options written at October 31, 2009 were as follows:

Expiration Date	Index	Number of Contracts	Strike Price		Market Value		Premiums Received

11/20/2009	AEX Index	173	339	EUR	$5,179	☐	$70,594
11/20/2009	CAC 40 Index	145	4,032	EUR	3,025	☐	58,045
11/20/2009	DAX Index	193	6,071	EUR	5,546	☐	74,786
11/20/2009	DJ Euro Stoxx 50 Index	192	3,046	EUR	8,321	☐	70,506
11/20/2009	FTSE 100 Index	98	5,452	GBP	8,792	☐	51,595
11/20/2009	IBEX 35 Index	479	12,236	EUR	17,962	☐	67,333
11/20/2009	NASDAQ 100 Index	47	1,818	USD	2,867	☐	52,922
11/20/2009	Russell 2000 Index	134	645	USD	4,020	☐	90,450
11/20/2009	S&P 400 MidCap Index	117	739	USD	4,219	☐	74,146
11/20/2009	SPY Equity Index	766	114	USD	6,894	☐	51,475

☐	Valued at fair value as determined by the investment advisor using third party marketing tools, according to procedures approved by the Board of Trustees.

The Fund had average premiums received on written call options in the amount of $645,227 during the year ended October 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts		$0	Written options, at value Net assets	$66,825
Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	38,769		0

		$38,769		$66,825

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Written Options	Total

Equity contracts	$0	$1,688,148	$1,688,148
Forward foreign currency contracts	1,740,475	0	1,740,475

	$1,740,475	$1,688,148	$3,428,623

NOTES TO FINANCIAL STATEMENTS continued

	Change in Unrealized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Written Options	Total

Equity contracts	$0	$25,087	$25,087
Forward foreign currency contracts	(1,974,317)	0	(1,974,317)

	$(1,974,317)	$25,087	$(1,949,230)

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$699,954	$23,144,190	$(786,887)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies, option transactions and forward contracts. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$6,003,501	$14,870,626
Long-term Capital Gain	0	4,922,354
Return of Capital	9,083,986	454,053

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and Evergreen Investment Services, Inc. (“EIS”) have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

NOTES TO FINANCIAL STATEMENTS continued

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

October 16, 2009	November 16, 2009	December 1, 2009	$0.06475
November 20, 2009	December 15, 2009	January 4, 2010	$0.06475
December 11, 2009	January 19, 2010	February 1, 2010	$0.06475

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Balanced Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Balanced Fund as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods ended in the period from October 31, 2005 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Balanced Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

The Fund paid total distributions of $15,087,487 during the year ended October 31, 2009 of which 39.79% was from ordinary taxable income and 60.21% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2010 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2009.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $521,030 on foreign source income of $6,838,967. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, First International Advisers, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen International Balanced Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the

ADDITIONAL INFORMATION (unaudited) continued

larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds (other than the closed-end funds) pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, that Wells Fargo Advisors and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve

ADDITIONAL INFORMATION (unaudited) continued

as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with EIMC’s and the Sub-Advisor’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that, for the one- and three-year periods ended December 31, 2008, the total return performance of the Fund (measured at net asset value) was below that of the broad-based securities index against which the Trustees compared the Fund’s performance, and was in the fifth and third quintiles, respectively, of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did

ADDITIONAL INFORMATION (unaudited) continued

not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the non-Evergreen mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

575078 rv5 12/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended October 31, 2009 and October 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$41,200	$47,220
Audit-related fees	$0	$0
Tax fees (1)	$10,000	$0
Non-audit fees (2)	$480,000	$912,374
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Charles A. Austin III and the Chair of the Committee, Patricia B. Norris, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen’s Investment Policy Committee. The Committee is responsible for approving Evergreen’s proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

o	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
o	Serving as liaison between the chairman and the independent directors,
o	Approving information sent to the board,
o	Approving meeting agendas for the board,
o	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
o	Having the authority to call meetings of the independent directors,
o	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
o	A minimum vesting of three years for stock options or restricted stock; or
o	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Francis Claro, CFA is a Managing Director, Senior Portfolio Manager and Head of Evergreen’s International Developed Markets team. He has been with Evergreen or one of its predecessor firms since 1994 and was a co-portfolio manager of Evergreen Latin America Fund and Evergreen Emerging Markets Growth Fund from 1997 to 1999 when he became co-portfolio manager of Evergreen Global Opportunities Fund.

Tim Stevenson, CFA, CMT is a Managing Director and the Head of Evergreen’s Derivative and Alternative Strategies group. Tim has been with Evergreen or one of its predecessor firms since 1994. Prior to assuming his current responsibilities, Tim serves as the Head of the Special Equity

Group (2002-2005), the Head of Quantitative Equity Strategies Group (2001-2002), the Head of Equity Investments for the Evergreen Institutional Asset Management Company (2000-2001) and as President and CIO of Meridian Investment Company, a wholly owned subsidiary of Evergreen (1999-2001). Additionally, he managed the First Union Market Neutral Trust, a hedge fund (1998-2000) and the Select Strategic Growth Fund (1994-1997).

Gary Li is a Director and Senior Derivatives Analyst with Evergreen’s Derivative and Alternative Strategies group. He has been with Evergreen since 2006. Previously, he served as a Director of Quantitative Research-Derivatives Trading with SunTrust CIB (2005-2006), as a Senior Quantitative Analyst with Evergreen Investments (2003-2005), as an Equity Derivative Analyst with First Union National Bank (1998-2002) and as a Senior Credit Analyst with Bank One (1996-1998)

Michael William Lee is the Director of Trading and Senior Portfolio Manager for Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Michael has been with Evergreen or one of its predecessor firms since 1992.

Tony Norris is Managing Director, Chief Investment Officer and Senior Portfolio Manager with Evergreen International Advisors. Tony has been with Evergreen or one of its predecessor firms since 1990.

Alex Perrin is the Director of Research and Senior Portfolio Manager with Evergreen International Advisors. He is one of four senior member of the investment team that forms the Investment Strategy Committee. Alex has been with Evergreen or one of its predecessor firms since 1992.

Peter Wilson is Managing Director, Chief Operating Officer and Senior Portfolio Manager with Evergreen International Advisors. Peter is one of four senior member of the investment team that forms the Investment Strategy Committee. Peter has been with Evergreen or one of its predecessor firms since 1989.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended October 31, 2009.

Portfolio Manager		(Assets in thousands)

Francis X. Claro, CFA	Assets of registered investment companies managed
	Evergreen Global Opportunities Fund*	$321,922
	Evergreen International Balanced Income Fund*	186,607
	Evergreen International Equity Fund	989,280
	Evergreen VA International Equity Fund	880,080
	Clarington Global Small Cap Fund*	26,975
	MMA Praxis International Fund	92,649
	Wells Fargo Advantage International Core Fund	3,761
	Wells Fargo Advantage International Equity Fund*	392,194
	Wells Fargo Variable Trust International Core Fund	18,084
	TOTAL	$2,911,552
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	3
	Assets of other pooled investment vehicles managed	$78,479
	Number of those subject to performance fee	1
	Assets of those subject to performance fee	$15,572
	Number of other accounts managed	8
	Assets of other accounts managed	$248,943
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
*

Mr. Claro is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund, Clarington Global Small Cap Fund, Evergreen International Balanced Income Fund, and Wells Fargo Advantage International Equity Fund. As of October 31, 2009, he was responsible only for approximately $445.1 million of the $927.7 million in assets in these funds.

Portfolio Manager		(Assets in thousands)

Peter Wilson	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
*

Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in thousands)

Anthony J. Norris	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
*

Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in thousands)

Alex Perrin	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
*

Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Portfolio Manager		(Assets in thousands)

Michael Lee	Assets of registered investment companies managed
	Evergreen Core Plus Bond Fund*	$170,532
	Evergreen International Bond Fund	1,291,953
	Evergreen Multi Sector Income Fund Total*	892,672
	Evergreen International Balanced Income Fund*	187,895
	TOTAL	$2,543,052
	Those subject to performance fee	$0
	Number of other pooled investment vehicles managed	8
	Assets of other pooled investment vehicles managed	$894,746
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	21
	Assets of other accounts managed	$3,566,145
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
*

Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen Core Plus Bond Fund, Evergreen Multi Sector Income Fund and Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $303.0 million of the $1,251.1 million in assets in these funds.

Gary Li	Assets of registered investment companies managed
	Evergreen Global Dividend Opportunity Fund*	$507,651
	Evergreen International Balanced Income Fund*	186,607
	TOTAL	$694,258
	Those subject to performance fee	$503,250
	Number of other pooled investment vehicles managed	$0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	0
	Assets of separate accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
*

Mr. Li is not fully responsible for the management of the entire portfolios of the Evergreen Global Dividend Opportunity Fund and the Evergreen International Balanced Income Fund. As of October 31, 2009, he was responsible only for approximately $6.4 million of the $694.3 million in assets in these funds.

Portfolio Manager		(Assets in thousands)

Tim Stevenson	Assets of registered investment companies managed
	Evergreen Global Dividend Opportunity Fund*	$507,651
	Evergreen International Balanced Income Fund*	186,607
	TOTAL	$694,258
	Those subject to performance fee	$503,250
	Number of other pooled investment vehicles managed	$0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of separate accounts managed	0

CONFLICTS OF INTEREST

EIMC, TAG. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Neither EIMC or TAG receives a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC and TAG have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

The compensation structure for EIMC’s portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of eac h Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended October 31, 2008. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager’s Wells Fargo deferred compensation plan exposure to Evergreen funds.

Evergreen International Balanced Income Fund
Tim Stevenson	None
Francis Claro	None
Gary Li	None
Michael Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None

Evergreen Family of Funds
Tim Stevenson	None
Francis Claro	$100,001 - $500,000
Gary Li	None
Michael Lee	None
Tony Norris	None
Alex Perrin	None
Peter Wilson	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Balanced Income Fund
By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: December 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: December 29, 2009